PROSPECTUS SUPPLEMENT
                               DATED JULY 19, 2002

                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2002
                         AND SUPPLEMENTED JUNE 18, 2002
                                     FOR THE
                         CONSECO VARIABLE UNIVERSAL LIFE
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                          SUPPLEMENT TO THE PROSPECTUS
                               DATED MAY 15, 2002
                                     FOR THE
                      CONSECO VARIABLE UNIVERSAL LIFE PLUS
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                    ISSUED BY
                           CONSECO VARIABLE ACCOUNT L
                                       AND
                       CONSECO VARIABLE INSURANCE COMPANY


         Conseco, Inc., the ultimate parent of Conseco Variable Insurance Company ("CVIC"), has entered into a purchase agreement dated as of July 18, 2002 (the "Agreement"), with inviva, inc ("inviva"). The Agreement provides for the acquisition of CVIC by inviva. The acquisition is currently expected to be completed on September 30, 2002. The completion of the transaction is subject to various contingencies and to the receipt of all regulatory approvals. Following the completion of the transaction, CVIC will continue to be responsible for all contracts issued by it.

         Inviva is a holding company that owns The American Life Insurance Company of New York.

PLEASE USE THIS SUPPLEMENT WITH THE CONSECO VARIABLE UNIVERSAL LIFE PROSPECTUS DATED MAY 1, 2002 AND THE CONSECO VARIABLE UNIVERSAL LIFE PLUS PROSPECTUS DATED MAY 15, 2002. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.










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